••• Investor Meetings••• November 2017 ••• Exhibit 99.1

FORWARD-LOOKING STATEMENT This confidential presentation, and the oral presentation that supplements it, have been developed by Sussex Bancorp (“Sussex” or the “Company”), were prepared exclusively for the benefit and internal use of the recipient and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that supplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in part, without the prior written consent of the Company. Some of the statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “target,” “could,” “is likely,” “should,” “would,” “will,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) competition in the industry and markets in which the Company operates; (ii) levels of non-performing assets; (iii) changes in general interest rates; (iv) loan demand; (v) rapid changes in technology affecting the financial services industry; (vi) real estate values; (vii) changes in government regulation; and (viii) general economic and business conditions.

1. Company Overview * Source: SNL Commercial Bank -Operates Tri-State Insurance Agency Total Assets of $957 million & 11 branches [Pro Forma Total Assets of ~$1.3 billion & 14 branches for pending merger][Bergen County, NJ (1), Sussex County, NJ (8) Warren County, NJ (1 mini) and Queens County ,NY (1); future branch in Hudson County, NJ (1)] Loans/Deposits: 107% [Pro Forma 98% for pending merger] Favorable shift in loan mix and reduced CRE concentration post merger. Market Cap: $153.7 million , Pro Forma $198.7 million for pending merger] Corporate Office: Rockaway, NJ Regional Operations: Sussex County, NJ Regional Lending Offices: Sussex, Bergen, Morris Counties, NJ & Queens, NY; future RLO in Hudson County, NJ Ticker Symbol SBBX Closing Price (October 27, 2017) $25.45 Price to tangible book 163.8% Price to LTM EPS 18.7x Price to 2017 Yr. est. EPS* 18.2x Annualized Dividend/ Yield $0.24 / 0.94% 52 week high (5/8/17) $28.55 52 week low (9/1/16) $16.60

Target High Performing Peer Median (a) Total Assets > $2 billion to $3 billion in assets $1.7 billion (average) $1.3 billion (median) ROA 1.00% or better 1.00% ROE >12.00% 9.62% NPAs / Assets <1.00% 0.73% Annual EPS growth Double digit N/A Source: SNL - High Performing Peers (Banks and Thrifts Assets < or = $5.1 bill and ROAA LTM > 0.75% at 06/30/17) 1. Company Overview Vision: High performing business bank that serves northern NJ into NYC

Our Model for generating long term Shareholder Value 1. Company Overview

EPS (excluding merger and S-3 registration statement costs) growth +30.9% Loans, net portfolio growth of 19% annualized (QE 9/30/17 vs. FYE 12/31/16) Commercial loan portfolio growth $81.6 million, or 20% annualized Deposit annualized growth 16% (QE 9/30/17 vs. FYE 12/31/16) Non-interest bearing demand annualized growth of 17% TSIA pretax earnings increased 11% to $1.2 million [YTD ‘16 $1.1 million] ROA (excluding merger and S-3 costs) 0.83% vs. 0.71% ROE (excluding merger and S-3 costs) 10.03% vs. 9.41% Other highlights Completed in June 2017 a common stock offering resulting in approximately $28 million in net proceeds Received regulatory approval to complete the previously announced merger pursuant to which Sussex Bancorp will acquire Community Bank in an all-stock transaction 2. Financial Performance: YTD 2017 vs. YTD 2016 Year to Date (“YTD”) represents the nine months ended September 30th.

FY 2015 FY 2016 YTD 2017 Targets (c) NJ Banks and Thrifts Avg. (a) Loans, net annual growth (c) 15.1% 27.9% 19.2% 15% to 20% 9.9% Deposit annual growth (c) 13.0% 27.6% 16.3% 15% to 20% 4.8% NPAs to assets 1.49% 1.10% 1.03% <1.00% 1.34% ROA (c) 0.59% 0.72% 0.83% (b) >1.00% 0.69% ROE (c) 7.02% 9.60% 10.03% (b) >12.00% 6.38% Net Interest Margin (c) 3.45% 3.37% 3.37% Outperform peers 3.43% Net non-interest income (expense) as % of assets (c) (2.24)% (1.92%) (1.33%) (b) Outperform peers (2.04)% Tri-state Insurance income before tax $670k (+33%) (c) $1.2m (+79%) (c) $1.2m (+11%) (c) 20% N/A Diluted EPS $0.81 (+42%) $1.19 (+47%) $1.00 (+16.3%) [$1.18 (+36.1%) (b)] Double digit N/A 2. Financial Performance Source: SNL - NJ Banks and Thrifts (41) 9/30/17 Excludes merger, S-3 registration statement costs and securities gains Annualized

2. Financial Performance: Earnings 3 year CAGR 57.0% (a) YTD – 9 month period ending Sept. 30, 2017 (a) (a)

2. Financial Performance: Profitability Excludes merger and S-3 registration statement costs (b) YTD – 9 month period ending Sept. 30, 2017 (a) (a) (b) (b)

3. Lending Commercial loans grew 19.2% annualized (YTD 17 vs FYE 16) Relationship driven Strong credit risk management culture NPA’s to assets (excluding performing TDRs) down to 1.03% Commercial Loans Net Book Balance $653 million (balances at Sept. 30, 2017) Associated unfunded commitments +$42.0 million (total exposure $695 million) Rate: 4.23% Remaining Term: 4.2 yrs. Rate: 4.06% Term: 5.3 yrs. Avg. Bal: $6.1M DSCR: 1.7x LTV: <60% Rate: 4.27% Term: 3.9 yrs. Avg. Bal: $618k (b) (a) YTD – at Sept. 30, 2017 3.75 year CAGR 20.7% (a) (b) YTD – at Sept. 30, 2017 including CMTB

CRE Concentration ratio at September 30, 2017 was 340%, and Pro Forma for pending merger is expected to be 271% (a) Increased Bank capital in 2Q17 Continued focus on organic growth Geographically diversified CRE data analytics and stress testing 3. Lending: Concentrations SBBX Standalone SBBX with CMTB YTD – at Sept. 30, 2017 (a) Estimated pro forma for acquisition of CMTB as of 9/30/2017, includes estimated purchase accounting adjustments

4. Deposits Deposit growth for YTD 17(b) vs. FYE 16 Non-interest bearing demand +12.3% annualized Savings, money market and interest-bearing demand +10.8% annualized (excluding Brokered MMDA) Time deposit growth largely broker deposits New Banking Centers are key to our deposit growth strategies Astoria Banking Center (opened in March 2015) Total deposits of approximately $92.8 million with a cost of deposits of under 0.61% Oradell Banking Center (opened in March 2016) Total deposits of approximately $85.3 million with a cost of deposits of 0.59% YTD – at Sept. 30, 2017 YTD – at Sept. 30, 2017 including CMTB 3 year CAGR 15.4% (a) (b) SBBX Standalone SBBX with CMTB

5. Tri-State Insurance Agency Access to over 20 insurance companies Net promoter score (NPS®) of 75.7% as compared to agency industry average of 62.1 (b) (in millions) 3 year CAGR 39.9% (a) YTD – 9 month period ended Sept. 30, 2017 (b) Source: Selective Insurance 2015 research (a)

During 2016, new hires included a Chief Credit Officer, Chief Administration Officer and other senior management 7. Capital Considering opening 1 to 2 new banking centers in 2018 Received regulatory approval to open branch in Hudson County, NJ. Expanding and enhancing Commercial loan sales and underwriting platform Digital channels, cash management products/strategies and C&I platform Completed a common stock offering in June 2017, resulting in approximately $28 million in net proceeds Total tangible equity to total tangible assets of 9.6% at September 30, 2017 Completed a $15 million private placement sub debt offering in Dec. 2016 All bank capital ratios are deemed “well capitalized” at September 30, 2017 6. Talent Management 8. Strategic Initiatives 2017-18 9. Strategic Partnerships

Current SBBX (11) Current CMTB (3) Branch Footprint Overview Source: SNL Financial, pro forma for pending acquisition of CMTB Estimated pro forma for pending acquisition of CMTB as of 9/30/2017, includes estimated purchase accounting adjustments As of 10/27/2017 Strategic Growth – Pending Acquisition of CMTB CMTB Headquarters: Maywood, NJ Branch Locations Maywood, NJ Rochelle Park, NJ Fair Lawn, NJ Assets: Gross Loans: Deposits: Tangible Common Equity: Net Interest Margin: Efficiency Ratio: 2Q YTD 2017 Net Income: $346 mm $231 mm $309 mm $30 mm 3.19% 80.6% $0.7 mm

Strategic Growth – Pending Acquisition of CMTB

Transaction Summary

- Deal Value: $44.5 mil (1)
- Price / TBV: 148% (1)
- Price / LTM EPS: 34.0x (1)
- Expected 2018-19 EPS Accretion: ~12% (1)
- Expected TBV Dilution: ~1% (1)

Transaction Rationale

- Improves SBBX's position in dynamic and familiar Bergen County market
- Expected to be immediately accretive to SBBX EPS and tangible book value per share
- Provides attractive funding base and enhances liquidity
  - *20% demand deposit composition (2)*
  - *76% loan / deposit ratio (2)*
- Provides a platform for future growth
  - *Increased legal lending limit for Sussex Bank and CMTB customers*
  - *Reposition 1-4 family portfolio over time*
  - *Access to expanded customer base for Tri-State Insurance Agency*
- Consistent with SBBX growth strategy focusing on northern NJ and metro NY markets

(1) Based upon the common stock price of $25.15 for Sussex as of October 20, 2017, and 0.97x exchange ratio
(2) Per Proxy Statement filing using data as of 6/30/2017

Sussex Bancorp Sussex Bank Closer to our customers Tri-State Insurance Agency Protection Plus Associates A subsidiary of Sussex Bank

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Current SBBX (11) Current CMTB (3) Market Footprint Source: SNL Financial, pro forma for pending acquisition of CMTB Strategic Growth – Market Expansion

Growing Shareholder Value

Strategic talent management Grow our business Continue to strengthen profitability Resulting in: Higher EPS and tangible book value growth Outperforming the total returns of the broader market and bank indices over the long run Growing Shareholder Value

One Year Total Return Source: SNL as of October 27, 2017 Stock Performance

Three Year Total Return Source: SNL as of October 27, 2017 Stock Performance

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